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USAA AGGRESSIVE GROWTH FUND

SUPPLEMENT DATED JULY 21, 2010
TO THE FUND’S PROSPECTUS
DATED DECEMBER 1, 2009

This supplement describes important changes affecting the USAA Aggressive Growth Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund’s Board of Trustees (the Board) as being in the best interests of the Fund’s shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-USAA (8722).

New Investment Subadvisory Arrangement

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board has approved proposals by IMCO to enter into subadvisory agreements with Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, Inc. (Winslow Capital) and to terminate the subadvisory agreement with Marsico Capital Management with respect to the Fund.

Wellington Management and Winslow Capital expect to realign their portions of the Fund to reflect their proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2010 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2009, IS REVISED AS FOLLOWS.

Delete the third and fourth paragraphs of the second column on page 3 of the Prospectus and replace with the following:

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Delete the information under the section entitled SUBADVISER on page 4 of the Prospectus and replace with the following:

Wellington Management Company, LLP (Wellington Management)
Winslow Capital Management, Inc. (Winslow Capital)

Delete the information under the section entitled PORTFOLIO MANAGER on page 4 of the Prospectus and replace with the following:

PORTFOLIO MANAGERS

■ Wellington Management

Paul E. Marrkand, CFA, senior vice president and equity portfolio manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010.

■ Winslow Capital

Justin H. Kelly, CFA, is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010.

R. Bart Wear, CFA, is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1997. He has been part of the investment management team for the Fund since July 2010.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer and Chief Investment Officer. He has been part of the investment management team for the Fund since July 2010.

Delete the first paragraph under “What is the Fund’s principal investment strategy?” on page 5 of the Prospectus and insert the following information.

With respect to the portion of the Fund’s assets invested by Wellington Management, Wellington Management will invest the Fund’s assets in a broad universe of large-cap growth stocks, typically holding 60 to 90 securities that are generally broadly diversified across market sectors.

With respect to the portion of the Fund’s assets invested by Winslow Capital, under normal circumstances, Winslow Capital will invest the Fund’s assets (net assets plus any borrowings for investment purposes) in large-capitalization companies, which Winslow Capital defines as those companies having a market capitalization in excess of $4 billion at the time of purchase and that Winslow Capital believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

Delete the entire section under “How are the decisions to buy and sell securities made?” on page 5 of the Prospectus and insert the following information.

With respect to the portion of the Fund’s assets invested by Wellington Management, Wellington Management utilizes an investment process that leverages its extensive research resources and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. This investment approach is based on the following beliefs that stock selection (rather than top-down factors) should drive performance. By maintaining a diversified portfolio of growth stocks, which incorporates the attributes of growth, value, and quality, but does not tilt toward any one of them, Wellington Management believes it should be able to deliver more consistent results over time. Wellington Management’s approach to valuing stocks incorporates multiple scenarios of future growth and profitability. Wellington Management believes that this approach better reflects the variability of real-world results and the inherent degrees of uncertainty in forecasting the future.

With respect to the portion of the Fund’s assets invested by Winslow Capital, when purchasing stocks for the Fund, Winslow Capital looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm’s competitive advantages; and, attractive, and preferably rising, returns on invested capital. Winslow Capital takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Winslow Capital also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the Fund, and/or the fundamental business prospects are deteriorating.

Delete the sixth and seventh paragraphs in the first column on page 7 of the Prospectus and replace with the following information.

We have entered into Investment Subadvisory Agreements with Wellington Management and Winslow Capital under which Wellington Management and Winslow Capital provide day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Wellington Management and Winslow Capital are compensated directly by IMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. It was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc. As of June 30, 2010, Winslow Capital had investment management authority with respect to approximately $10 billion in assets.

Delete the entire “Portfolio Manager” section on page 7 of the Prospectus and insert the following information.

PORTFOLIO MANAGERS

■ Wellington Management

Paul E. Marrkand, CFA, senior vice president and equity portfolio manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

■ Winslow Capital

Justin H. Kelly, CFA and R. Bartlett Wear, CFA are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Winslow Capital, along with Clark J. Winslow who serves as Winslow Capital’s Chief Investment Officer.

Justin H. Kelly is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010. Education: summa cum laude, Babson College, B.S. in finance/investments. He is also a Chartered Financial Analyst.

R. Bartlett Wear is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1997. He has been part of the investment management team for the Fund since July 2010. Education: Arizona State University, B.S. in finance. He is also a Chartered Financial Analyst.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer and Chief Investment Officer. He has been part of the investment management team for the Fund since July 2010. Education: B.A., Yale University and an M.B.A., Harvard Business School.

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USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES
SUPPLEMENT DATED JULY 21, 2010
TO THE FUND’S PROSPECTUS
DATED DECEMBER 1, 2009

Delete the information under the section entitled SUBADVISER on page 4 of the Prospectus and replace with the following:

Wellington Management Company, LLP (Wellington Management)
Winslow Capital Management, Inc. (Winslow Capital)

Delete the information under the section entitled PORTFOLIO MANAGER on page 4 of the Prospectus and replace with the following:

PORTFOLIO MANAGERS

■ Wellington Management

Paul E. Marrkand, CFA, senior vice president and equity portfolio manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010.

■ Winslow Capital

Justin H. Kelly, CFA, is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010.

R. Bart Wear, CFA, is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1997. He has been part of the investment management team for the Fund since July 2010.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer and Chief Investment Officer. He has been part of the investment management team for the Fund since July 2010.

Delete the first paragraph under “What is the Fund’s principal investment strategy?” on page 32 of the Prospectus and insert the following information.

The Fund principally invests its assets in equity securities that tend to consist primarily of a portfolio of stocks of large companies selected for their growth potential.

With respect to the portion of the Fund’s assets invested by Wellington Management, Wellington Management will invest the Fund’s assets in a broad universe of large-cap growth stocks, typically holding 60 to 90 securities that are generally broadly diversified across market sectors.

With respect to the portion of the Fund’s assets invested by Winslow Capital, under normal circumstances, Winslow Capital will invest the Fund’s assets (net assets plus any borrowings for investment purposes) in large-capitalization companies, which Winslow Capital defines as those companies having a market capitalization in excess of $4 billion at the time of purchase and that Winslow Capital believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

Delete the entire section under “How are the decisions to buy and sell securities made?” on page 32 of the Prospectus and insert the following information.

With respect to the portion of the Fund’s assets invested by Wellington Management, Wellington Management utilizes an investment process that leverages its extensive research resources and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. This investment approach is based on the following beliefs that stock selection (rather than top-down factors) should drive performance. By maintaining a diversified portfolio of growth stocks, which incorporates the attributes of growth, value, and quality, but does not tilt toward any one of them, Wellington Management believes it should be able to deliver more consistent results over time. Wellington Management’s approach to valuing stocks incorporates multiple scenarios of future growth and profitability. Wellington Management believes that this approach better reflects the variability of real-world results and the inherent degrees of uncertainty in forecasting the future.

With respect to the portion of the Fund’s assets invested by Winslow Capital, when purchasing stocks for the Fund, Winslow Capital looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm’s competitive advantages; and, attractive, and preferably rising, returns on invested capital. Winslow Capital takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Winslow Capital also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the Fund, and/or the fundamental business prospects are deteriorating.

Delete the paragraph under Aggressive Growth Fund Insitutitional Shares under the “Portfolio Managers” section on page 43 of the Prospectus and insert the following information.

■ Wellington Management

Paul E. Marrkand, CFA, senior vice president and equity portfolio manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

■ Winslow

Justin H. Kelly, CFA and R. Bartlett Wear, CFA are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Winslow Capital, along with Clark J. Winslow who serves as Winslow Capital’s Chief Investment Officer.

Justin H. Kelly is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010. Education: summa cum laude, Babson College, B.S. in finance/investments. He is also a Chartered Financial Analyst.

R. Bartlett Wear is a senior managing director and portfolio manager/analyst of Winslow Capital and has been with the firm since 1997. He has been part of the investment management team for the Fund since July 2010. Education: Arizona State University, B.S. in finance. He is also a Chartered Financial Analyst.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer and Chief Investment Officer. He has been part of the investment management team for the Fund since July 2010. Education: B.A., Yale University and an M.B.A., Harvard Business School.

Delete the heading and the two following paragraphs in the second column on page 48 of the Prospectus with respect to Marsico Capital Management, LLC.

Delete the two paragraphs under the heading Wellington Management Company, LLP in the first column on page 49 of the Prospectus and replace with the following:

We have entered into an Investment Subadvisory Agreement with Wellington Management under which Wellington Management provides day-to-day discretionary management of a portion of the Aggressive Growth and Small Cap Stock Funds’ assets in accordance with each Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Wellington Management is compensated directly by IMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Insert the following information immediately preceding the heading “Change in Subadvisers” in the second column on page 48 of the Prospectus.

We have entered into an Investment Subadvisory Agreement with Winslow Capital under which Winslow Capital provides day-to-day discretionary management of a portion of the Aggressive Growth Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Winslow Capital is compensated directly by IMCO and not by the Fund.

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. It was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc. As of June 30, 2010, Winslow Capital had investment management authority with respect to approximately $10 billion in assets.

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USAA MUTUAL FUNDS TRUST

Aggressive Growth Fund Shares (USAUX) Aggressive Growth Fund Institutional Shares
Growth Fund Shares (USAAX)Growth Fund Institutional Shares
Growth & Income Fund (USGRX)
Income Stock Fund Shares (USISX)Income Stock Fund Institutional Shares
Income Fund Shares (USAIX)Income Fund Institutional Shares
Short-Term Bond Fund Shares (USSBX)Short-Term Bond Fund Institutional Shares
Money Market Fund (USAXX)
Science & Technology Fund (USSCX)
First Start Growth Fund (UFSGX)
Intermediate-Term Bond Fund Shares (USIBX)Intermediate-Term Bond Fund Institutional Shares
High-Yield Opportunities Fund Shares (USHYX)High-Yield Opportunities Fund Institutional Shares
Small Cap Stock Fund Shares (USCAX)Small Cap Stock Fund Institutional Shares
Capital Growth Fund (USCGX)
Value Fund Shares (UVALX)Value Fund Institutional Shares

SUPPLEMENT DATED JULY 21, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 1, 2009

Insert the following information after the fifth paragraph on page 3.

The Money Market Fund utilizes short-term credit ratings from the following designated nationally recognized statistical rating organizations (NRSROs) to determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees of the Trust has designated the following four NRSROs as the Designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service (Moody’s), (2) Standard & Poor’s Ratings Group (S&P), (3) Fitch Ratings (Fitch), and (4) Dominion Bond Rating Service Limited (Dominion).

Delete the first paragraph under the heading “Subadvisory Agreements” on page 41 and insert the following:

The Manager has entered into Subadvisory Agreements dated July 21, 2010, with Wellington Management Company, LLP and Winslow Capital Management, Inc.; dated January 11, 2010, with Epoch Investment Partners, Inc. (Epoch); dated December 3, 2007, with The Renaissance Group LLC; dated October 1, 2007, with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group; dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); dated October 2, 2006, with Credit Suisse Asset Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The information referencing the Aggressive Growth Fund found on page 41 has been deleted and replaced with the following:

For the Aggressive Growth Fund, the Manager has entered into Subadvisory Agreements with Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, Inc. (Winslow Capital).

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund’s average daily net assets that Wellington Management manages.

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. It was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc. The Manager (not the Fund) pays Winslow Capital a fee in the annual amount of 0.40% on the first $100 million; 0.35% on the next $250 million; 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund’s average daily net assets that Winslow Capital manages.

Delete the information with reference to OFI Institutional in its entirety on page 42 under the Income Stock Fund’s section.

Delete the information with reference to Marsico Capital Management, LLC (MCM) in its entirety on pages 57 and 58.

Insert the following information to the table at the top of page 60 under the heading “Other Accounts Managed” just below the Small Cap Stock Fund section.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Aggressive Growth Fund
Paul E. 7 Marrkand $7,011,888,943		7 $615,757,419	5 $987,385,983	1 $3,071,462,178	0 $0	0 $0

The following information replaces in its entirety the section “Compensation” on pages 60 and 61.

Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. Wellington Management applies similar incentive structures to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Boggan, Glazer, Marrkand, Megargel, and McCormack and Ms. Gallo and Ms. Killian are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Growth & Income Fund	S&P 500 Index (Megargel) Russell 1000 Index (Russell MidCap Index from 1-1-05 through 12-31-06) (Kripke) Russell 1000 Index (DJ/Wilshire US Mid Cap Index-Full Cap through 12-31-07) (Boggan)
Small Cap Stock Fund	Russell 2000 Value Index
Science & Technology Fund (Science Portion)	S&P 500 Healthcare Index
Science & Technology Fund (Technology Portion)	S&P North American Technology Sector Index
Aggressive Growth Fund	Russell 1000 Growth Index

Insert the following as the second sentence to the “Portfolio Ownership” section on page 61.

As of June 30, 2010, Mr. Marrkand did not beneficially own any shares of the USAA Aggressive Growth Fund.

Insert the following information after the third paragraph on page 65.

Winslow Capital Management, Inc.

Other Accounts Managed

The following table sets forth other accounts for which the Fund’s portfolio mangers were primarily responsible for the day-to-day portfolio management as of the June 30, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Aggressive Growth Fund
Justin H. Kelly 8 $5,675,000,000		8 $316,000,000	580 $3,935,000,000	0 $0	0 $0	4 $296,000,000
R. Bartett Wear 8 $5,675,000,000		8 $316,000,000	580 $3,935,000,000	0 $0	0 $0	4 $296,000,000
Clark J. Winslow 8 $5,675,000,000		8 $316,000,000	580 $3,935,000,000	0 $0	0 $0	4 $296,000,000

Conflicts of Interest: A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow Capital has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow Capital has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures, and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures, and the Code of Ethics will be successful in every instance; however, because Winslow Capital offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow Capital does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Investment Philosophy Process: Winslow Capital believes that investing in companies with above-average earnings growth provides the best opportunity for achieving superior portfolio returns over the long term. While above-average earnings growth is a necessity, valuation relative to our estimated earnings growth rate is also important in selecting a stock.

The investment process is based on fundamental research. The process is one of “bottom-up” stock selection with the portfolio decision-makers as close as possible to the flow and source of fundamental information -- directly from a company, its suppliers and competitors. In a multi-step process, companies are selected which possess the following attributes: addressing markets with growth opportunities, leading or gaining market share, identifiable and sustainable competitive advantages, a management team that can perpetuate the firm's competitive advantages, and high or rising return on invested capital.

The process begins with a quantitative screen of 700 companies in the Russell 1000 index and other companies with market caps exceeding $4 billion. Screening factors are revenue and earnings growth, return on invested capital, earnings consistency, earnings revisions, low financial leverage, and free cash flow rates relative to net income. This process narrows the list to approximately 300 companies. A more thorough qualitative analysis of these companies emphasizes competitive advantage in determining whether a company meets Winslow Capital’s definition of a quality growth company and narrows the list to approximately 100 companies.

The fundamental analysis of the 100 company stock candidates includes a detailed review of income statements, cash flow and balance sheet projections, and a proprietary estimation of the companies’ future earnings. The next step is to determine which of the 100 companies can beat Wall Street earnings estimates, and finally to choose the most attractively valued stocks. A further valuation step is employed which is P/E driven relative to: (i) the Russell 1000 Growth index, (ii) sector peers, (iii) the company’s sustainable future growth rate, and (iv) the company’s return on invested capital.

The portfolio will generally hold 55-65 stocks with typical position sizes of 1-3% with a maximum weight of 5%. The portfolio is diversified with respect to companies’ earnings growth rates, market capitalizations, price/earnings ratios and economic sectors. Sector weightings vary from +/-10 percentage points of the index weight.

The investment process has a strong Sell discipline, which is used to control risk and protect capital. When selling a stock, the same process of fundamental research is used and implemented within these four Sell disciplines: 1) immediate sale when we believe the fundamentals are deteriorating, altering our Basis for Investment; 2) a holding is reduced when the valuation of the stock reaches a level Winslow Capital believes is full, or sold entirely to invest in a potentially better opportunity; 3) a stock is completely reviewed after a 20% decline from the purchase price or a recent high; and 4) a holding is reduced when the position size exceeds 5% of the portfolio.

Compensation: In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm.

Portfolio Ownership: As of June 30, 2010, no portfolio manager of Winslow Capital beneficially owned any shares of the USAA Aggressive Growth Fund.

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